IMPAIRMENT TESTS	12 Months Ended
Dec. 31, 2018
Disclosure of impairment loss and reversal of impairment loss [abstract]
IMPAIRMENT TESTS
NOTE 13 –   IMPAIRMENT TESTS

(1)	Goodwill impairment tests in the fixed-line segment

Goodwill in the fixed-line segment is allocated to a single group of CGUs which constitute all the operations of the fixed-line segment, in an amount of NIS 407 million.

For the purpose of the goodwill impairment tests in the fixed-line segment as of December 31, 2016, 2017 and 2018 the recoverable amount was assessed by management with the assistance of an external independent experts (BDO Ziv Haft Consulting & Management Ltd.) based on value-in-use calculations. The value-in-use calculations use pre-tax cash flow projections covering a five-year period. Cash flows beyond the five-year period to be generated from continuing use are extrapolated using estimated growth rates. The growth rate represents the long-term average growth rate of the fixed-line communications services business. The key assumptions used are as follows:

	As of December 31,
	2016	2017	2018
Terminal growth rate	0.5%	0.9%	1.0%
After-tax discount rate	9.8%	9.3%	9.5%
Pre-tax discount rate	11.9%	11.2%	11.5%

The impairment tests in the fixed-line segment as of December 31, 2016, 2017 and 2018 were based on assessments of financial performance and future strategies in light of current and expected market and economic conditions. Trends in the economic and financial environment, competition and regulatory authorities' decisions, or changes in competitors’ behavior in response to the economic environment may affect the estimate of recoverable amounts. As a result of the impairment tests, the Group determined that no goodwill impairment existed as of December 31, 2016, 2017 and 2018. See also note 4(a)(3) and note 2(h).

(2)	Impairment tests of assets with finite useful lives

No indicators for impairment or reversal of impairment of assets with finite useful lives were identified in 2016, 2017 and 2018.